UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

                            CASE NO. 99-33737-BKC-SHF

                                                    CHAPTER 11



IN RE:

         PSI INDUSTRIES, INC.

                  Debtor


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
            FOR THE PERIOD FROM DECEMBER 1, 1999 TO DECEMBER 31, 1999
            ---------------------------------------------------------

         COMES NOW the above-named Debtor and files its periodic report in accordance with the Guidelines established by the United States Trustee and FRBP 2015.
         I HEREBY CERTIFY that a true and correct copy of the foregoing and attached report was furnished by mail this 26 day of January, 2000, to the Assistant U.S. Trustee's Office, 51 SW First Avenue, Miami, FL 33130.

                                         KLUGER, PERETZ, KAPLAN & BERLIN, P.A.
                                         Attorneys for Debtor
                                         Miami Center, Seventeenth Floor
                                         201 So. Biscayne Blvd.
                                         Miami, Florida 33131
                                         Telephone: (305) 379-9000
                                         Facsimile: (305) 379-3428
Debtor's Address:
and Phone Number:
                                         By: /s/ Michael D. Seese
                                         ------------------------
                                                 MICHAEL D. SEESE
PSI INDUSTRIES, INC.                             Fla. Bar No. 997323
1160 B South Rogers Circle
Boca Raton, FL 33487
561/997-1133


                       MONTHLY FINANCIAL REPORT FOR BUSINESS

      FOR THE PERIOD BEGINNING DECEMBER 1, 1999 AND ENDING DECEMBER 31, 1999

Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF
Date of Petition : JULY 29, 1999


                                                                                    CURRENT MONTH       CUMULATIVE PETITION TO DATE
                                                                                ---------------------   ----------------------------
1. CASH AT BEGINNING OF PERIOD                                                             13,189.00                      0.00
2. RECEIPTS:
     A. Cash Sales
        Less : Cash Refunds
        Net Cash Sales
     B. Collection on Post petition A/R                                                    66,310.44                498,696.98
     C. Collection on Prepetition A/R                                                      47,531.73              1,408,508.47
     D. Other Receipts (See Attached List)                                                129,261.64                843,137.73
                                                                                ---------------------        ------------------
3. TOTAL RECEIPTS                                                                         243,103.81              2,750,343.18
                                                                                ---------------------        ------------------
4. TOTAL CASH AVAILABLE FOR OPERATIONS (Line1 +Line 3)                                    256,292.81              2,750,343.18

5. DISBURSEMENTS
     A. U.S.Trustee Quarterly Fees                                                                                    5,000.00
     B. Net Payroll                                                                        20,058.77                164,082.43
     C. Payroll Taxes Paid                                                                  4,604.99                 42,663.14
     D. Sales and Use Taxes
     E. Other Taxes                                                                         1,917.81                  1,917.81
     F. Rent
     G. Other Leases (Attachment 3)
     H. Telephone                                                                           2,910.11                 14,402.41
     I. Utilities                                                                           1,347.38                 10,588.72
     J. Travel & Entertainment                                                                                        4,626.21
     k. Vehicle Expenses
     L. Office Supplies                                                                       592.29                  3,169.47
     M. Advertising
     N. Insurance (Attachment 7)                                                           13,155.84                 89,809.43
     O. Purchases of Fixed Assets
     P. Purchases of Inventory
     Q. Manufacturing Supplies
     R. Repairs and Maintence                                                                 336.50                  5,906.25
     S. Payments to Secured Creditors                                                     119,818.74              1,996,197.95
     T. Other Operating Expenses                                                           83,038.14                403,467.12
                                                                                ---------------------        ------------------
6. TOTAL CASH DISBURSEMENTS                                                               247,780.57              2,741,830.94
                                                                                ---------------------        ------------------
7. ENDING CASH BALANCE (Line 4-Line 6)                                                      8,512.24                  8,512.24
                                                                                =====================        ==================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief
This 25th day of January, 2000.   /s/ Barry Shear
                                  ---------------



                                  ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF

Reporting Period beginning DECEMBER 1, 1999 and ending DECEMBER 31, 1999


ACCOUNTS RECEIVABLE AT PETITION DATE: 4,043,420.00

ACCOUNTS RECEIVABLE RECONCILIATION:
                   Beginning of Month Balance                                                              2,605,636.00
                   PLUS: Current Month New Billings                                                           59,916.17
                   LESS: Collection During the Month                                                        (113,842.17)
                      LESS: Adjustments
                                                                                   -------------------------------------
                   End of Month Balance                                                                    2,551,710.00
                                                                                   =====================================


AGING:

    0-30 DAYS           31-60 DAYS         61-90 DAYS           OVER 90 DAYS                      TOTAL
      30,244             (138,435)          167,553                2,492,348                     2,551,710
========================================================================================================================



                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT


Name of Debtor: PSI INDUSTRIES, INC.         Case Number:  99-33737 BKC-SHF

Reporting Period beginning DECEMBER 1, 1999 and ending DECEMBER 31,1999


Listed below are all invoices or bills incurred and not paid since the filing of the petition. Amounts owed prior to filing the petition are not included.

       Date Incured          Days Outstanding            Vendor                           Description                   Amount
------------------------------------------------------------------------------------------------------------------------------------
        09/01/1999                 100             Canon Financial Svc                 Equipment Rental                2,287.69
        12/27/1999                  0             Florida Power & Light                    Utilities                     922.55
        11/20/1999                  30               Bank of America                 Personal Property tax             2,258.46
        12/15/1999                  0                Bank of America                   Equipment Rental                2,405.11
        12/07/1999                  0               Pankow Associates             Commissions - Post Petition             (0.82)
        12/07/1999                  0               Sel Polsky Assoc              Commissions - Post Petition             (2.77)
        12/01/1999                  0              Mellon First United                 Equipment Rental                  302.26
        12/20/1999                  5                  Xerox Corp                      Equipment Rental                  255.32
        12/18/1999                  2              United Parcel Serv                     Freight Out                      2.00
        12/22/1999                  0              City of Boca Raton               Security and Protection               43.00
        12/21/1999                  0              1160 Building Condo               Maintenance & Repair              3,027.50
        11/29/1999                  5                   Cybergate                      Computer Expenses                  53.85
        11/08/1999                  0                Wayne Glass Co               Commissions - Post Petition            (18.06)
        11/08/1999                  0                Alan Close Mktg              Commissions - Post Petition             (0.62)
        12/08/1999                  0             Kluger,Peretz,Kaplan                    Legal Fees                  20,000.00
        12/09/1999                  7                Yellow Freight                       Freight Out                    914.54
                                                                                                                   -------------

                                                                                                                      32,450.01
                                                                                                                   =============

              ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

                                                Opening Balance (total from prior report)                             30,219.46
                                                PLUS: New Indebtedness Incurred This Month                           130,938.00
                                                LESS: Amount Paid on Prior Accounts Payable                         (128,707.45)
                                                                                                                   -------------
                                                Ending Month Balance                                                  32,450.01
                                                                                                                   =============



SECURED: List the status of Payments to Secured Creditors and Lessors
(Post Petition Only)

                                                                             Number of Post           Total Amount of
                                                                           Petition Payments      Post Petition Payments
Secured Creditor/Lessor            Date Payment Due   Payment Amount           Delinquent                Delinquent

LaSalle National Bank                       N/A          114,361.59                N/A                       N/A
Mellon United National Bank            12/16/1999          5,457.15                N/A                       N/A
                                                       -------------
                     Total                               119,818.74
                                                       =============



                                  ATTACHMENT 3

                       INVENTORY AND FIXED ASSETS REPORT


Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF

Reporting Period beginning DECEMBER 1, 1999 and ending DECEMBER 31, 1999

                                INVENTORY REPORT
INVENTORY BALANCE AT PETITION DATE:                                                                                1,552,250.00
                                                                                                             ===================

INVENTORY RECONCILITION:

                      Inventory Balance at Beginning of Month                                     610,481.00
                             Inventory Purchased During Month                                              0
                            Inventory Used,  Sold or Adjusted                                     (22,852.00)
                                                                                               --------------
                          Injventory  On Hand at End of Month                                     587,629.00
                                                                                               ==============

METHOD OF COSTING INVENTORY: The lower of cost determined on the average method or market.


                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                                                                   1,314,180.00
                                                                                                             ===================

BRIEF DESCRIPTION: Office/warehouse, office equipment, furnishings,machinery, fixtures, equipment and supplies used in business.


                          FIXED ASSET RECONCILIATION:

Fixed Asset Value at Beginning of Month                                                                            1,270,052.00
                                   LESS: Depreciation Expense                                                        (11,032.00)
                                          PLUS: New Purchases                                                                 0
                                                                                                             -------------------
Ending Monthly Balance                                                                                             1,259,020.00
                                                                                                             ===================




                                  ATTACHMENT 4

                   MONTHLY BANK ACCOUNT RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.          Case Number:  99-33737 BKC-SHF

Reporting Period beginning DECEMBER 1, 1999 and ending DECEMBER 31, 1999


NAME OF BANK: La Salle National Bank

ACCOUNT NAME: PSI Industries, Inc.DIP- Operating Account

ACCOUNT NUMBER: 5800228008

PURPOSE OF ACCOUNT: Operating Account

          Beginning Balance                                                                                          0.00
          Total Deposits Made                                                                                  128,742.22
          Total Amount of Checks and Wire Transfers Written                                                   (128,707.45)
          Service Charges                                                                                          (34.77)
                                                                                                       -------------------
          Closing Balance                                                                                            0.00
                                                                                                       ===================

Number of First Check Written this Period                                                                           30341
Number of Last Check Written this Period                                                                            30432
Number of Wire Transfers this Period                                                                                   12
                                                                                                       -------------------


Total Number of Checks and Wire Transfers Written this Period                                                         104
                                                                                                       ===================



                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning DECEMBER 1, 1999 and ending DECEMBER  31, 1999


NAME OF BANK: Republic Security  Bank

ACCOUNT NAME: PSI Industries, Inc. DIP Payroll Account

ACCOUNT NUMBER: 0123000602

PURPOSE OF ACCOUNT: Payroll Account

                       Beginning Balance                                                                     13,189.00
                       Total Deposits Made                                                                   20,000.00
                       Total Amount of Payroll Checks Written                                               (20,058.77)
                       Total Amount of Payroll Taxes Paid *                                                  (4,604.99)
                       Service Charges                                                                          (13.00)
                                                                                                      -----------------
                       Closing Balance                                                                        8,512.24
                                                                                                      =================

Number of First  Manual Check Written this Period                                                                 1060
Number of Last Manual Check Written this Period                                                                   1068

Number of First  Computer Generated  Check Written this Period                                                   30214
Number of Last Computer Generated Check Written this Period                                                      30250
                                                                                                      -----------------

Total Number of Checks Written this Period                                                                          46
                                                                                                      =================



* Payroll taxes are paid directly by Payroll Service Bureau out of checking account



                                  ATTACHMENT 5

                         CHECK REGISTER-PAYROLL ACCOUNT


Name of Debtor: PSI INDUSTRIES, INC.          Case Number:  99-33737 BKC-SHF

Reporting Period beginning DECEMBER 1,1999 and ending DECEMBER 31, 1999

NAME OF BANK: Republic Security  Bank

ACCOUNT NAME: PSI Industries, Inc. DIP Payroll Account

ACCOUNT NUMBER:0123000602


PURPOSE OF ACCOUNT: Payroll Account

        Date                Check Number                   Payee                  Purpose                        Amount

     12/10/1999                 1060                    Rose Graham                Paycheck                       222.00
     12/14/1999                 1061                   Lili Giacobbe               Paycheck                        90.00
     12/17/1999                 1062                    Justin Faber               Paycheck                       136.00
     12/17/1999                 1063                    Rose Graham                Paycheck                       225.00
     12/21/1999                 1064                   Brigitte Faber              Paycheck                       136.00
     12/21/1999                 1065                    Justin Faber               Paycheck                       136.00
     12/23/1999                 1066                    Justin Faber               Paycheck                       178.50
     12/23/1999                 1067                   Brigitte Faber              Paycheck                       178.50
     12/30/1999                 1068                    Justin Faber               Paycheck                       246.50

     12/03/1999                30214                   Martin Epstein              Paycheck                     1,300.77
     12/03/1999                30215                    Brian Faber                Paycheck                       453.56
     12/03/1999                30216                      SDU, Fl                Garnishment                       93.60
     12/03/1999                30217                     Diane Kael                Paycheck                       429.46
     12/03/1999                30218                     Rosy Perez                Paycheck                       480.89
     12/03/1999                30219                   James Anthony               Paycheck                       302.10
     12/03/1999                30220                      SCDU, Pa               Garnishment                       65.00
     12/10/1999                30221                   Martin Epstein              Paycheck                     1,426.48
     12/10/1999                30222                    Brian Faber                Paycheck                       453.26
     12/10/1999                30223                      SDU, Fl                Garnishment                       93.60
     12/10/1999                30224                     Diane Kael                Paycheck                       429.46
     12/10/1999                30225                     Rosy Perez                Paycheck                       480.89
     12/10/1999                30226                   James Anthony               Paycheck                       304.40
     12/10/1999                30227                      SCDU, Pa               Garnishment                       65.00
     12/17/1999                30228                   Martin Epstein              Paycheck                     1,316.15
     12/17/1999                30229                   Martin Epstein              Paycheck                     1,516.15
     12/17/1999                30230                    Brian Faber                Paycheck                       453.26
     12/17/1999                30231                    Brian Faber                Paycheck                       548.57
     12/17/1999                30232                      SDU, Fl                Garnishment                       93.60
     12/17/1999                30233                     Diane Kael                Paycheck                       429.46
     12/17/1999                30234                     Diane Kael              Garnishment                      190.50
     12/17/1999                30235                    Rosy Estevez               Paycheck                       495.56
     12/17/1999                30236                    Rosy Estevez               Paycheck                       116.55
     12/17/1999                30237                        Void                                                    0.00
     12/17/1999                30238                      SCDU, Pa               Garnishment                       65.00
     12/17/1999                30239                      SCDU, Pa               Garnishment                       59.85
     12/17/1999                30240                      SCDU, Pa               Garnishment                       59.85
     12/24/1999                30241                   Martin Epstein              Paycheck                     1,619.38
     12/24/1999                30242                    Brian Faber                Paycheck                       584.69
     12/24/1999                30243                      SDU, Fl                Garnishment                       93.60
     12/24/1999                30244                     Diane Kael                Paycheck                       533.88
     12/24/1999                30245                    Rosy Estevez               Paycheck                       612.10
     12/30/1999                30246                   Martin Epstein              Paycheck                     1,519.38
     12/30/1999                30247                    Brian Faber                Paycheck                       584.69
     12/30/1999                30248                      SDU, Fl                Garnishment                       93.60
     12/30/1999                30249                     Diane Kael                Paycheck                       533.88
     12/30/1999                30250                    Rosy Estevez               Paycheck                       612.10
                                                                                                  -----------------------

                                                                       Total                                   20,058.77
                                                                                                  =======================



                                  ATTACHMENT 5

                        CHECK REGISTER-OPERATING ACCOUNT


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning DECEMBER 1, 1999 and ending DECEMBER 31, 1999

NAME OF BANK: La Salle National Bank

ACCOUNT NAME: PSI Industries, Inc.DIP- Operating Account

ACCOUNT NUMBER: 5800228008

PURPOSE OF ACCOUNT: Operating Account


      Date            Check Number                      Payee                                  Purpose                      Amount
   12/01/1999            30341                     Federal Express                             Postage                         13.50
   12/01/1999            30342                          AFCO                              General Insurance                 9,444.20
   12/01/1999            30343                   Buerk & Associates                   Commissions-Post Petition                32.40
   12/01/1999            30344                     Felco Marketing                    Commissions-Post Petition               632.87
   12/01/1999            30345                  Firestone Associates                  Commissions-Post Petition                54.00
   12/01/1999            30346                     Howard Gardiner                    Commissions-Post Petition               121.50
   12/01/1999            30347                   Leon Omansky Sales                   Commissions-Post Petition                32.40
   12/01/1999            30348                   Mark Williams & Co                   Commissions-Post Petition               183.60
   12/01/1999            30349                    Pankow Associates                   Commissions-Post Petition                28.80
   12/01/1999            30350                       Peak Sales                       Commissions-Post Petition                54.00
   12/01/1999            30351                 Sel Polsky & Associates                Commissions-Post Petition               166.50
   12/01/1999            30352                     Splash- Van Dow                    Commissions-Post Petition               564.96
   12/01/1999            30353                     The Urban Mark                     Commissions-Post Petition                43.20
   12/01/1999            30354                  Silverman Consulting             Fees & Expenses for Acting President       6,000.00
   12/01/1999            30355                  The Depository Trust                        Subscriptions                      70.00
   12/01/1999            30356                 Health Plan of Florida                      Health Insurance                 1,022.61
   12/01/1999            30357                       Bell South                           Deposit to Vendor                 1,710.00
   12/01/1999            30358                    United Parcel Svc                            Postage                          2.00
   12/01/1999            30359              Malay, Gillen & Bryant, Inc.              Commissions-Post Petition                23.40
   12/01/1999            30360                      Century Sales                     Commissions-Post Petition               152.64
   12/02/1999            30361               Primepay of Greater Orlando                   Payroll Service                    103.30
   12/02/1999            30362                      Marty Epstein                          Office Supplies                     22.30
   12/06/1999            30363                     Federal Express                             Postage                         13.50
   12/06/1999            30364                     Federal Express                             Postage                         45.25
   12/06/1999            30365                          Void
   12/07/1999            30366                          Void
   12/06/1999            30367                      Pitney Bowes                           Equipment Rental                    52.88
   12/07/1999            30368                     Federal Express                             Postage                         35.75
   12/07/1999            30369                  Florida Power & Light                         Utilities                     1,106.60
   12/07/1999            30370               Browning-Ferris Industries                       Utilities                       240.78
   12/07/1999            30371                          Void
   12/07/1999            30372                   Pinnacle Solutions                       Computer Expenses                   225.00
   12/07/1999            30373                  Silverman Consulting             Fees & Expenses for Acting President       6,000.00
   12/07/1999            30374                     Cybergate, Inc.                        Computer Expenses                    71.80
   12/07/1999            30375                 A Plus Air Conditioning                  Repairs & Maintenance                  45.00
   12/07/1999            30376              Tax Collector, Palm Beach Co.              Personal Property Taxes              1,917.81
   12/07/1999            30377         Bank of America Leasing (Nations Bank)              Equipment Rental                 2,405.11
   12/08/1999            30378                      Office Depot                           Office Supplies                    100.65
   12/10/1999            30379                     Federal Express                             Postage                         13.50
   12/09/1999            30380               Primepay of Greater Orlando                   Payroll Service                     44.30
   12/13/1999            30381                     Federal Express                             Postage                         70.50


      Date            Check Number                     Payee                                Purpose                          Amount

   12/14/1999            30382                    Federal Express                           Postage                            19.00
   12/14/1999            30383             Protective Life Insurance Co.                Dental Insurance                       55.09
   12/14/1999            30384              Mellon United National Bank                     Mortgage                        5,457.15
   12/14/1999            30385              Primepay of Greater Orlando                 Payroll Service                       159.80
   12/14/1999            30386                 Silverman Consulting           Fees & Expenses for Acting President          6,000.00
   12/14/1999            30387                      Xerox Corp.                         Equipment Rental                      338.66
   12/14/1999            30388                      Bell South                             Telephone                        1,729.28
   12/14/1999            30389                      Zephyrhills                         Office Supplies                        79.84
   12/14/1999            30390                      RSL Com USA                            Telephone                        1,180.83
   12/14/1999            30391                Saxon Business Systems                    Equipment Rental                      198.16
   12/14/1999            30392                     Rosy Estevez                         Office Supplies                         3.16
   12/14/1999            30393                  Commercial Recovery                     Collection Fees                     8,396.85
   12/14/1999            30394                     Marty Epstein                        Office Supplies                        42.85
   12/15/1999            30395                 LaSalle National Bank               Royalties - Post Petition                9,728.10
   12/15/1999            30396              Primepay of Greater Orlando                 Payroll Service                        53.60
   12/15/1999            30397                   Postage by Phone                           Postage                           100.00
   12/17/1999            30398                    Federal Express                           Postage                            51.00
   12/20/1999            30399                Riverside Paper Company                  Packaging Supplies                      99.45
   12/20/1999            30400             First Choice Building Maint.               Repair & Maintenance                    291.50
   12/20/1999            30401                  Buerk & Associates                Commissions - Post Petition                 326.86
   12/20/1999            30402                    Felco Marketing                 Commissions - Post Petition                 171.90
   12/20/1999            30403                 Firestone Associates               Commissions - Post Petition                 316.79
   12/20/1999            30404                    Howard Gardiner                 Commissions - Post Petition                 186.70
   12/20/1999            30405                       LD Ideals                    Commissions - Post Petition                  43.20
   12/20/1999            30406                     Leon Omansky                   Commissions - Post Petition                  27.00
   12/20/1999            30407                  Mark Williams & Co.               Commissions - Post Petition                 196.20
   12/20/1999            30408                 Old Colony Marketing               Commissions - Post Petition                  45.90
   12/20/1999            30409                      Peak Sales                    Commissions - Post Petition                   5.40
   12/20/1999            30410                    Splash Van-Dow                  Commissions - Post Petition                 572.67
   12/20/1999            30411                    The Urban Mark                  Commissions - Post Petition                  32.40
   12/20/1999            30412                 Silverman Consulting           Fees & Expenses for Acting President          6,000.00
   12/20/1999            30413                    Harbinger Corp.                      Computer Expenses                       30.00
   12/20/1999            30414               Evaco Financial Printers                   Office Supplies                       265.64
   12/20/1999            30415                       RPS, Inc.                            Freight Out                          18.17
   12/20/1999            30416           Tax Collector, Palm Beach County             Occupational License                    123.40
   12/20/1999            30417                  Direction Dynamics                Commissions - Post Petition                  10.80
   12/20/1999            30418                      Vista Photo                   Commissions - Post Petition                  16.20
   12/27/1999            30419                 Silverman Consulting           Fees & Expenses for Acting President          6,000.00
   12/21/1999            30420                    Federal Express                           Postage                            41.50
   12/22/1999            30421                    Federal Express                           Postage                            53.95
   12/21/1999            30422                    U.S. Postmaster                         Freight Out                          22.02
   12/22/1999            30423                Aetna U. S. Healthcare                    Health Insurance                    1,611.33
   12/22/1999            30424              Primepay of Greater Orlando                 Payroll Service                        41.20
   12/22/1999            30425                Yellow Freight Systems                      Freight Out                         590.18
   12/27/1999            30426                    Federal Express                           Postage                            13.50
   12/23/1999            30427             Health Plan of Florida, Inc.                 Health Insurance                      696.27
   12/23/1999            30428                       Toojay's                           Office Supplies                        60.27
   12/23/1999            30429                      Brian Faber                         Office Supplies                        17.58
   12/28/1999            30430              Primepay of Greater Orlando                 Payroll Service                        41.20
   12/28/1999            30431             Health Plan of Florida, Inc.                 Health Insurance                      326.34
   12/29/1999            30432                    Federal Express                           Postage                            13.50
   12/22/1999        Wire Transfer                   RPS, Inc.                            Freight Out                         329.10
   12/02/1999        Wire Transfer                   RPS, Inc.                            Freight Out                       1,197.08
   12/02/1999        Wire Transfer            Graphic Communications                   Product Packaging                    4,920.00
   12/02/1999        Wire Transfer            Republic Security Bank                        Payroll                         4,000.00
   12/02/1999        Wire Transfer                   RPS, Inc.                            Freight Out                         260.39
   12/02/1999        Wire Transfer              Fuji Photo Film Co                 Royalties - Post Petition               16,331.40
   12/10/1999        Wire Transfer            Republic Security Bank                        Payroll                         4,000.00
   12/10/1999        Wire Transfer                   RPS, Inc.                            Freight Out                         313.84
   12/15/1999        Wire Transfer            Republic Security Bank                        Payroll                         4,000.00
   12/17/1999        Wire Transfer                   RPS, Inc.                            Freight Out                         586.64
   12/22/1999        Wire Transfer            Republic Security Bank                        Payroll                         4,000.00
   12/29/1999        Wire Transfer            Republic Security Bank                        Payroll                         4,000.00

                                                                                                                        ------------
                     TOTAL                                                                 Total                          128,707.45
                                                                                                                        ============




                                  ATTACHMENT 6

                               MONTHLY TAX REPORT


Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF

Reporting Period beginning DECEMBER 1, 1999 and ending DECEMBER 31, 1999


TAXES PAID DURING THE MONTH

           Date                                  Description                              Amount
        12/03/1999                               Payroll Taxes                               852.69
        12/10/1999                               Payroll Taxes                               841.79
        12/17/1999                               Payroll Taxes                             1,141.71
        12/24/1999                               Payroll Taxes                               834.40
        12/30/1999                               Payroll Taxes                               934.40
                                                                               ---------------------

                                                 Total                                     4,604.99
                                                                               =====================

All payroll tax deposits are made and funded by a Payroll Service Bureau. The Payroll Service Bureau is Prime Pay, 841 Douglas Avenue, Suite 101, Altamonte Springs, Fl 32714



                               TAXES OWED AND DUE


All payroll tax deposits are made and funded by a Payroll Service Bureau. The Payroll Service Bureau is Prime Pay, 841 Douglas Avenue, Suite 101, Altamonte Springs, Fl 32714

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


                                       ATTACHMENT 7

                         SUMMARY OF OFFICER OR OWNER COMPENSATION

                       SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF

Reporting Period beginning DECEMBER 1,  1999 and ending DECEMKBER 31, 1999


Name of Officer or Owner              Title                       Amount Paid


Marty Epstein                         CFO                          7,271.83




                                                     PERSONNEL REPORT


                                                                        Full Time                      Part Time

Number of employees at beginning of period                                      5                              0
Number hired during the period
Number terminated or resigned during period                                     1
                                                                    ---------------------------------------------
Number of employees on payroll at end of period                                 4                              0
                                                                    =============================================



                            CONFIRMATION OF INSURANCE

    Carrier             Agent & Phone Number                 Policy No        Coverage Type       Expiration Date  Date Premiun Due

Reliance Insurance       Seitlin - 305-513-5989             BIND351191         Umbrella              05/04/2000    4th of ea. month
Fireman's Fund           Seitlin - 305-513-5989             W 15 WZP 80796171  Worker's Comp         01/01/2000    Paid until audit
Gulf Insurance Co        Seitlin - 305-513-5989             GA0431539          Dir. & Officers Lia   12/22/1999    22nd of ea. Mo.
Reliance Insurance       Seitlin - 305-513-5989             BIND351192         Property/Gen Lia      05/04/2000    4th of ea. month
General Accident         Seitlin - 305-513-5989             CZC443258          Ocean Cargo           05/04/2000    4th of ea. month
Aetna U.S.Health         MBS Benefit Planning 954-489-0849  262606-058-00000   Health Insurance      Perpetual     1st of ea. Month
Health Plan of Fl.       MBS Benefit Planning 954-489-0849  2605217 000        Health Insurance      Perpetual     1st of ea. Month
Health Plan of Fl.       MBS Benefit Planning 954-489-0849  2605217 001        Health Insurance      Perpetual     1st of ea. Month
Jefferson Pilot          MBS Benefit Planning 954-489-0849  55335              Disability            Perpetual     1st of ea. Month
Protective Dental Care   MBS Benefit Planning 954-489-0849  218866             Dental Insurance      Perpetual     10th of ea Month
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